VARIFUND
Flexible Premium Variable Deferred Annuity

Issued by Varifund Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated March 20, 2015 (“Supplement”) to the
Prospectus dated May 1, 2003

This Supplement amends certain information contained in your Varifund Variable Annuity prospectus. Please read this Supplement carefully and retain it for future reference.

The Board of Trustees of Van Eck VIP Trust (the “Trust”) has approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the Van Eck VIP Multi-Manager Alternatives Fund (“Fund”), pursuant to which the Fund is expected to be liquidated and dissolved on or about June 3, 2015 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust.

In anticipation of the Fund’s liquidation, effective March 27, 2015 (the “Closure Date”), the Fund will be closed to new Contributions and incoming Transfers.

Any Policy owner utilizing a custom transfer feature such as Dollar Cost Averaging or Account Rebalancing involving the Fund and who did not make alternate arrangements prior to the Closure Date should contact the Customer Service Center immediately. If a Policy owner fails to make alternate arrangements by the Closure Date, allocations made to the Fund utilizing the custom transfer feature will be directed to the Fidelity VIP Money Market Portfolio.

You may elect to transfer your contract value in the Fund before the Liquidation Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch® Voice Response System at 1-800-905-1959 or access the website at www.gwrs.com to elect a transfer to another portfolio subaccount.

If you have not transferred your contract value out of the Fund as of the Liquidation Date, your contract value invested in the Fund will be automatically transferred to the Fidelity VIP Money Market Portfolio.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.